Exhibit 4.1

Consolidated Communications
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CCM
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 209032 10 1
This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE OF
CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officer.
Dated:
FOR POSITION ONLY
SECRETARY
FOR POSITION ONLY
CHAIRMAN OF THE BOARD
COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	—	Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act
(State)
UNIF TRF MIN ACT	—	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

Signature(s) Guaranteed

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003

SALES:      P. SHEERIN      773-523-8171

/ ETHER 19 / LIVE JOBS / C / CONSOLIDATED 19290 BK

PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
PROOF OF MARCH 30, 2005
CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
TSB 19290 BK

Operator:                     Ron

Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:                      OK AS IS                      OK WITH CHANGES                       MAKE CHANGES AND SEND ANOTHER PROOF